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                                                                    EXHIBIT 10.6

                                  MYOGEN, INC.

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT


         THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of this 21st day of August, 2001, by and among MYOGEN, INC., a Delaware corporation (the "COMPANY") and EACH OF THOSE PERSONS AND ENTITIES, SEVERALLY AND NOT JOINTLY, WHOSE NAMES ARE SET FORTH ON THE SCHEDULE OF PURCHASERS ATTACHED HERETO AS EXHIBIT A (which persons and entities are hereinafter collectively referred to as "PURCHASERS" and each individually as a "PURCHASER").

                                    RECITALS

         WHEREAS, the Company has authorized the sale and issuance of up to an aggregate of forty four million four hundred twenty-one thousand eight hundred seventeen (44,421,817) shares of its Series D Preferred Stock (the "SHARES");

         WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. AGREEMENT TO SELL AND PURCHASE

         1.1 AUTHORIZATION OF SHARES. On or prior to the First Closing (as defined in Section 2 below), the Company shall have authorized (i) the sale and issuance to Purchasers of the Shares having the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company, as amended, in the form attached hereto as Exhibit B (the "RESTATED CERTIFICATE") and (ii) the issuance of such shares of Common Stock to be issued upon the conversion of the Shares (the "CONVERSION SHARES").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, the number of Shares set forth opposite such Purchaser's name on Exhibit A at a purchase price of one dollar and thirty-seven and one-half cents ($1.375) per share.

2. CLOSING, DELIVERY AND PAYMENT

         2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement shall take place on the date hereof (the "FIRST CLOSING") and at a Second Closing, if any, (as defined below, and each of the First Closing and the Second Closing shall be a "CLOSING") at the offices of Cooley Godward LLP, 380 Interlocken Crescent, Suite 900, Broomfield, Colorado


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80021 or at such other time or place as the Company and Purchasers may mutually agree (each such date is hereinafter referred to as a "CLOSING DATE").

         2.2 DELIVERY. At each Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers a certificate representing the number of Shares to be purchased at the Closing by each Purchaser, against payment of the purchase price therefor by certified check or wire transfer of immediately available funds made payable to the Company, in exchange for services previously rendered or any combination of the foregoing.

         2.3 SECOND CLOSING. At any time on or before the 60th day following the First Closing or at such time as the Company and the holders of a majority of the Shares purchased at the First Closing (pursuant to Section 2.1) may mutually agree, the Company may sell the balance of the Shares not sold at the First Closing to such persons as may be approved by the Board of Directors of the Company (the "ADDITIONAL PURCHASERS"). Such sales made at the Second Closing,
(i) shall be made on the terms and conditions set forth in this Agreement, (ii) the representations and warranties of the Company set forth in Section 3 hereof (and the Schedule of Exceptions) shall speak as of the First Closing and the Company shall have no obligation to update any such disclosure, (iii) the representations and warranties of the Additional Purchasers in Section 4 hereof shall speak as of such Second Closing and (iv) the conditions of the Additional Purchasers' obligations at the Second Closing shall be those set forth in
Section 5.2 below. This Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of the Purchasers to include any Additional Purchasers. Any shares of the Company's Series D Preferred Stock sold pursuant to this Section 2.3 shall be deemed to be "Shares" for all purposes under this Agreement and any Additional Purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on the Schedule of Exceptions, the Company hereby represents and warrants to each Purchaser as of the First Closing as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Third Amended and Restated Investor Rights Agreement in the form attached hereto as Exhibit C (the "INVESTOR RIGHTS AGREEMENT") and the Third Amended Stockholders Agreement attached hereto as Exhibit D (the "STOCKHOLDERS AGREEMENT") and the Regulatory Sideletter with J.P. Morgan Partners (SBIC), LLC in the form attached hereto as Exhibit E (the "REGULATORY SIDELETTER"), to issue and sell the Shares, the Conversion Shares, upon conversion thereof, and to carry out the provisions of this Agreement, the Investor Rights Agreement, the Stockholders Agreement and the Restated Certificate and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in Colorado and in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect


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on the Company or its business. The Company does not have any subsidiaries and is not a participant in any joint venture, partnership or similar arrangement.

         3.2 CAPITALIZATION; VOTING RIGHTS. The authorized capital stock of the Company, immediately prior to the First Closing, will consist of eighty-three million (83,000,000) shares of Common Stock and sixty-five million four hundred forty-five thousand (65,445,000) shares of Series Preferred. Four million four hundred sixty-five thousand nine hundred ninety-eight (4,465,998) shares of Common Stock are issued and outstanding. The Company has reserved twelve million six hundred seventeen thousand three hundred twenty (12,617,320) shares of Common Stock for issuance to employees, consultants and other service providers pursuant to its 1998 Equity Incentive Plan (the "PLAN"). Seven hundred thirty nine thousand five hundred thirty five (739,535) shares of the issued and outstanding Common Stock are shares purchased pursuant to restricted stock agreements under the Plan, and ninety-two thousand three (92,003) shares of the issued and outstanding Common Stock are shares purchased pursuant to exercises of options granted under the Plan. There are outstanding options or purchase rights which have been issued to the Company's employees, consultants and other service providers pursuant to the Plan to purchase up to one million seven hundred thirteen thousand seven hundred eighty-four (1,713,784) shares of Common Stock, and ten million seventy-one thousand nine hundred ninety-eight (10,071,998) shares of Common Stock are reserved for options or purchase rights which have not been granted as of the date hereof under the Plan. Six million thirty-five thousand (6,035,000) shares of Series Preferred are designated Series A Preferred Stock, six million thirty-five thousand (6,035,000) shares of which are issued and outstanding. Eight hundred ten thousand (810,000) shares of Series Preferred are designated Series B Preferred Stock, eight hundred three thousand six hundred six (803,606) shares of which are issued and outstanding. Thirteen million one hundred thousand (13,100,000) shares of Series Preferred are designated Series C Preferred Stock, thirteen million ninety thousand nine hundred ten (13,090,910) shares of which are issued and outstanding. Forty-five million five hundred thousand (45,500,000) shares of Series Preferred are designated Series D Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (i) have been duly authorized and validly issued to the persons listed on Exhibit F hereto, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Certificate. The Conversion Shares have been duly and validly reserved for issuance. Other than as set forth on Exhibit F, and except as may be granted pursuant to the Investor Rights Agreement and the Stockholders Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except for the Company's right to repurchase shares of stock from its directors and employees pursuant to certain restricted stock purchase agreements, agreements entered into pursuant to the Plan and provisions contained in the Restated Certificate and Investor Rights Agreement, there are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities. When issued in compliance with the provisions of this Agreement and the Certificate, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be

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subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate actions on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the Investor Rights Agreement ,the Stockholders Agreement and the Regulatory Sideletter, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Certificate has been taken or will be taken prior to the Closing. The Agreement, the Investor Rights Agreement, the Stockholders Agreement and the Regulatory Sideletter, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions in Section 2.9 of the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.4 FINANCIAL STATEMENTS. The Company has made available to each Purchaser (a) its unaudited balance sheet as at December 31, 2000 and unaudited statement of income and cash flows for the twelve (12) months ending December 31, 2000, and (b) its unaudited balance sheet as at June 30, 2001 (the "Statement Date") and unaudited consolidated statement of income and cash flows for the six (6) month period ending on the Statement Date (collectively, the "Financial Statements"), copies of which are attached hereto as Exhibit G. The Financial Statements, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 2000 and the Statement Date; provided, however, that the Financial Statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

         3.5 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date, which have not been, either in any individual case or in the aggregate, materially adverse to the financial condition or operating results of the Company.

         3.6 AGREEMENTS; ACTION.

                  (a) Except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to the sale of the Company's Common Stock and except as set forth on the Schedule of Exceptions, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.


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                  (b) Except as set forth on the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000 or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development, manufacture, marketing, sale or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

                  (c) Since the date of the Financial Statements, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock,
(ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Balance Sheet) individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel and business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business,

                  (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  (e) Except as set forth on the Schedule of Exceptions, the Company has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

         3.7 OBLIGATIONS WITH RELATED PARTIES. Except as set forth on the Schedule of Exceptions, there are no obligations of the Company to owners, directors, stockholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the


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Company has a business relationship, or any firm or corporation which competes with the Company (except as a holder of securities of a publicly traded company to the extent of not more than two percent (2%) of the issued and outstanding securities of such corporation). No officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company. Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.8 CHANGES. Since the Statement Date there has not been to the Company's knowledge:

                  (a) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

                  (b) Any resignation or termination of any officers or key employee of the Company; and the Company does not know of the impending resignation or termination of employment of any such officer or key employee;

                  (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

                  (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

                  (f) Any direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                  (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

                  (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

                  (i) Any labor organization activity;

                  (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except for those immaterial amounts and for current liabilities incurred in the ordinary course of business;


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                  (k) Any sale, assignment or transfer of any patents,
trademarks, copyrights, trade secrets or other intangible assets;

                  (l) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees; or

                  (m) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

         3.9 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the Financial Statements and good title to its leasehold estates, to the Company's knowledge, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent, (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (iii) those that have otherwise arisen in the ordinary course of business. All Facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

         3.10 PATENTS AND TRADEMARKS. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes ("INTELLECTUAL PROPERTY") necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. Except as set forth on the Schedule of Exceptions, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. Except as set forth on the Schedule of Exceptions, at no time during the conception or reduction to practice of any of the Company's Intellectual Property was any developer, inventor or other contributor to such Intellectual Property operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect the Company's rights in such Intellectual Property. Except as set forth on the Schedule of Exceptions, the Company is not obligated to make any payments by the way of royalties, fees or otherwise to any owner or licensor of any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business, or otherwise. Except as set forth on the Schedule of Exceptions, the Company has not granted to any third party any option, license or other right of any kind to its Intellectual Property. Except as set forth on the Schedule of Exceptions, the Company does not license any technology from any third party other than for internal use. The Company has not received any communications



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alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware of any violation by a third party of any of the Company's patents, trademarks, service marks, trade names, copyrights, trade secrets, information or other proprietary rights and processes. Except as set forth on the Schedule of Exceptions, the Company is not aware that any of its officers, employees, consultants, contractors or stockholders is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted or that would prevent such officers, employees, consultants or contractors from assigning inventions to the Company. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees or consultants of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee or consultant is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned or licensed to the Company.

         3.11 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Restated Certificate or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with this Agreement, the Investor Rights Agreement, the Stockholders Agreement and the Regulatory Sideletter, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Certificate, will not result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties or require notice to or consent of any party to any material agreement to which the Company or its property is bound.

         3.12 LITIGATION. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company that questions the validity of this Agreement, the Investor Rights Agreement, the Stockholders Agreement or the Regulatory Sideletter or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in

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connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

         3.13 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns and reports (federal, state and local) required to be filed by it. To the Company's knowledge, there are no material misstatements or omissions of facts in the tax returns and reports filed by the Company. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "CODE"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the business, properties or condition (financial or otherwise) of the Company. The Company has withheld or collected from each payment made to its employees the amount of all taxes (including without limitation, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

         3.14 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. No employee has any agreement or contract, written or verbal, regarding his employment. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, patent disclosure agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees. Each officer and key employee is devoting 100% of his or her business time to the conduct of the business of the Company. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

         3.15 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each employee, officer, consultant and contractor of the Company has executed either a Proprietary Information and Inventions Agreement or a Consulting Agreement substantially in the forms of Exhibit H-1 and Exhibit H-2 attached hereto. The Company is not aware that any of its employees, officers, consultants or contractors is in violation thereof.

         3.16 REGISTRATION RIGHTS. Except as required pursuant to the Investor Rights Agreement and the Series B Preferred Stock Purchase Agreement, dated March 16, 2000, and those persons and entities identified on Exhibit A thereto, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1.2 of the Investor Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.17 COMPLIANCE WITH LAWS; PERMITS. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, which will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. To the Company's knowledge, it is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         3.18 ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge after reasonable investigation, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "HAZARDOUS MATERIALS" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials or (b) any petroleum products or nuclear materials.

         3.19 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion of the Shares) or the consummation of any other transactions contemplated by this Agreement, except for (i) filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act, which filings shall be effected within the requisite time periods, and (ii) the filing of the Restated Certificate in the office of the Secretary of State of the State of Delaware which shall be filed by the Company on or prior to the Closing.

         3.20 FULL DISCLOSURE. The Company has provided each Purchaser with all information which such Purchaser has requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable the Purchasers to make such decision. This Agreement, the Exhibits hereto, the Investor Rights Agreement, the Stockholders Agreement and all other documents delivered by the Company to Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the Exhibits hereto, or in other documents delivered to Purchasers or their attorneys or agents in connection herewith.

         3.21 CORPORATE DOCUMENTS; MINUTE BOOKS. The Certificate and Bylaws of the Company are in the form previously provided to special counsel to the Purchasers. The minute books of the Company provided to the Purchaser's legal counsel contain a complete set of minutes of all meetings of and records of all actions taken by directors and stockholders since the time of incorporation.

         3.22 REAL PROPERTY HOLDING CORPORATION. The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

         3.23 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any third party, and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

         3.24 VOTING AGREEMENTS. Except as set forth in the Schedule of Exceptions, the Stockholders Agreement, the Restated Certificate or the Investors Rights Agreement, the Company has no agreement, obligation or commitment with respect to the election of any individual or individuals to the Board of Directors, and to the best of the Company's knowledge, there is no voting agreement or other arrangement among its stockholders with respect to the election of any individual or individuals to the Board of Directors.

         3.25 INSURANCE. The Company has in full force and effect fire and casualty insurance policies and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

         3.26 DISTRIBUTIONS. There has been no declaration or payment by the Company of any dividend, nor any distribution by the Company of any assets of any kind, to any class or series of its capital stock.

         3.27 BROKERS OR FINDERS. No broker or finder is entitled to any brokerage or other fee from the Company based upon arrangements made by or on behalf of the Company in connection with the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

         4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement, the Investor Rights Agreement and the Stockholders Agreement and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement, the Investor Rights Agreement and the Stockholders Agreement have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement, the Investor Rights Agreement and the Stockholders Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights,
(ii) general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investor Rights Agreement may be limited by applicable laws.

         4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

                  (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                 (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

                 (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, the Investor Rights Agreement and the Stockholders Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                 (d) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                 (e) COMPANY INFORMATION. Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                 (f) RULE 144. Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited brokers transaction or in transactions directly with a market maker (as defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.3 TRANSFER RESTRICTIONS. Each Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares, are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

5. CONDITIONS TO CLOSING

         5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE FIRST CLOSING. Purchasers' obligations to purchase the Shares at the First Closing are subject to the satisfaction, at or prior to the First Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Sections 3 and 6.13 hereof shall be true and correct in all material respects as of the First Closing Date with the same force and effect as if they had been made as of such First Closing Date, and the Company shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the First Closing.

                  (b) LEGAL INVESTMENT. On the First Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

                  (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement, the Investor Rights Agreement and the Stockholders Agreement (except for such as may be properly obtained subsequent to the First Closing).

                  (d) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

                  (e) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Company, dated the date of the First Closing, to the effect that the conditions specified in subsections (a) through (l) of this Section 5.1 have been satisfied. The Company shall have delivered to Purchasers a Secretary's Certificate, executed by the Secretary of the Company, dated as of the First Closing Date, in form and substance reasonably satisfactory to Purchasers.

                  (f) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                  (g) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement shall have been executed and delivered by the parties thereto.

                  (h) STOCKHOLDERS AGREEMENT. The Stockholders Agreement shall have been executed and delivered by the parties thereto.

                  (i) BOARD OF DIRECTORS. Upon the First Closing, the authorized size of the Board of Directors of the Company shall be eight (8) members as set forth in the Stockholders Agreement, and Rodney Ferguson shall have been appointed by the Board of Directors effective upon the First Closing.

                  (j) RESTATED CERTIFICATE. The Company shall have filed with the Secretary of State of the State of Delaware the Restated Certificate, which shall continue to be in full force and effect as of the First Closing Date.

                  (k) LEGAL OPINION. The Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the First Closing, in substantially the form attached hereto as Exhibit I.

                  (l) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the First Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (m) DUE DILIGENCE. The Purchasers shall (i) have completed their due diligence of the Company, and (ii) be satisfied, in their sole discretion, with the results of such due diligence review.

                  (o) REGULATORY SIDELETTER. The Company shall have executed and delivered to J.P. Morgan Partners (SBIC), LLC the Regulatory Sideletter.

                  (p) SBA FORMS. The Company shall have delivered such information and executed any documents or other instruments necessary for the completion and filing of SBA Forms 480, 652 and 1031 and, to the extent applicable, a Control Certification, no less than forty-eight (48) hours prior to the First Closing.

                  (q) MINIMUM CLOSING AMOUNT. The aggregate purchase price to be received by the Company at the First Closing shall be at least fifty million dollars ($50,000,000).

         5.2 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE SECOND CLOSING. Purchasers' obligations to purchase the Shares at the Second Closing are subject to the satisfaction, at or prior to the Second Closing, of the following conditions:

                  (a) LEGAL INVESTMENT. On the Second Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

                  (b) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Company, dated the date of the Second Closing, to the effect that the conditions specified in subsections (a) through (d) of this Section 5.2 have been satisfied.

                  (c) LEGAL OPINION. The Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Second Closing, in substantially the form attached hereto as Exhibit I except for such changes as may be required to update such opinion to the facts concerning the Company or changes to applicable law which may occur prior to the Second Closing.

                  (d) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Second Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

        5.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchasers in Sections 4 and 6.13 hereof shall be true and correct in all material respects at the date of each Closing, with the same force and effect as if they had been made on and as of said date.

                  (b) PERFORMANCE OF OBLIGATIONS. Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before the Closing.

                  (c) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement shall have been executed and delivered by the Purchasers.

                  (d) STOCKHOLDERS AGREEMENT. The Stockholders Agreement shall have been executed and delivered by the Purchasers

                  (e) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement, the Investor Rights Agreement and the Stockholders Agreement (except for such as may be properly obtained subsequent to the Closing).

6. MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado.

         6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement, any investigation made by any Purchaser and each Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company or the Purchasers pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company or the Purchasers (as the case may be) hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Investor Rights Agreement and the Stockholders Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6 AMENDMENT AND WAIVER.

                  (a) This Agreement may be amended or modified only upon the written consent of the Company and holders of a majority of the Shares sold pursuant to this Agreement (treated as if converted and including any Shares issued upon the conversion of the Shares into Common Stock that have been converted that have not been sold to the public).

                  (b) The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of a majority of the Shares sold pursuant to this Agreement (treated as if converted and including any Shares issued upon the conversion of the Shares into Common Stock that have not been sold to the public).

         6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Investor Rights Agreement and the Stockholders Agreement or the Restated Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement or under the Restated Certificate or any waiver on such party's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Restated Certificate, by-law, or otherwise afforded to any party, shall be cumulative and not alternative.

         6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten
(10) days advance written notice to the other parties hereto.

         6.9 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement. The Company shall, at the First Closing, reimburse the reasonable fees and expenses, not to exceed $50,000 in the aggregate, of Latham & Watkins, special counsel for the Purchasers, Knobbe, Martens, Olson & Bear LLP, special intellectual property counsel to the Purchasers, and consultants to the Purchasers incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

         6.10 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         6.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto, other than J.P. Morgan Securities Inc., is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties hereto have executed this SERIES D PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.



COMPANY                                       INVESTORS:

MYOGEN, INC.                                  J.P. MORGAN PARTNERS (SBIC), LLC

By: /s/ J. William Freytag                    By: /s/ Rodney A. Ferguson
   -----------------------                        ------------------------------
   J. William Freytag                         Name: Rodney A. Ferguson
   President                                        ----------------------------
                                              Title: Managing Director
                                                     ---------------------------

                                              NEW ENTERPRISE ASSOCIATES 10,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 10, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  C. Richard Kramlich - General
                                                  Partner

                                              SEQUEL LIMITED PARTNERSHIP

                                              By: Sequel Venture Partners, LLC
                                                  its General Partner

                                              By: /s/ Dan Mitchell
                                                  ------------------------------
                                                  Manager

                                              INTERWEST PARTNERS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------



                                              INTERWEST INVESTORS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                            STOCK PURCHASE AGREEMENT

                                              INTERWEST INVESTORS Q VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC, its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                                              NEW ENTERPRISE ASSOCIATES 9,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 9, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  C. Richard Kramlich -
                                                  General Partner



                                              J.P. MORGAN SECURITIES INC.

                                              By: /s/ James F. Zanse
                                                  ------------------------------
                                              Name: James F. Zanse
                                                    ----------------------------
                                              Title:  Managing Director
                                                    ----------------------------

                                              BVCF IV, L.P.

                                              By: J.W. Puth Associates,
                                                  LLC, its General Partner

                                              By: Brinson Venture Management,
                                                  LLC, its Attorney-in-fact

                                              By: Adams Street Partners, LLC,
                                                  as its Administrative Member

                                              By: /s/ Terry Gould
                                                  ------------------------------
                                                  Terry Gould
                                                  Partner


                            STOCK PURCHASE AGREEMENT

                                              PACIFIC RIM LIFE SCIENCE NO. 1
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              PACIFIC RIM LIFE SCIENCE NO. 2
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              CMEA LIFE SCIENCES FUND, L.P.



                                              By: /s/ Thomas R. Baruch
                                                  ------------------------------
                                                  General Partner


                                              HFM CHARITABLE REMAINDER TRUST

                                              By: /s/ Roy M. Jones
                                                  ------------------------------
                                                  Roy M. Jones, Authorized Agent


                                              MONTAGU NEWHALL GLOBAL PARTNERS LP

                                              By: /s/ C. Ashton Newhall
                                                  ------------------------------

                                              Name: Ashton Newhall
                                                    ----------------------------

                                              Title: General Partner
                                                     ---------------------------


                            STOCK PURCHASE AGREEMENT

                                              /s/ David N. Low, Jr.
                                              ----------------------------------
                                              David N. Low, Jr.


                                              /s/ Jim F. Zanse
                                              ----------------------------------
                                              Jim F. Zanze

                                              /s/ Philippe McAuliffe
                                              ----------------------------------
                                              Philippe McAuliffe


                                              /s/ Mike Gaito
                                              ----------------------------------
                                              Mike Gaito


                            STOCK PURCHASE AGREEMENT

                                              CHINA DEVELOPMENT INDUSTRIAL
                                              BANK INC.


                                              By: /s/ Tai-ying Liu
                                                  ------------------------------
                                              Name: Tai-ying Liu
                                                    ----------------------------
                                              Title: Chairman and CEO
                                                     ---------------------------


                            STOCK PURCHASE AGREEMENT

                                              PERSEUS-SOROS BIOPHARMACEUTICAL
                                              FUND, LP

                                              By: Perseus-Soros Partners, LLC,
                                                  General Partner

                                                  By: SFM Participation, LP,
                                                      Member

                                                  By: SFM AH, Inc., General
                                                      Partner


                                                  /s/ Richard D. Holahan, Jr.
                                                  ------------------------------
                                                  By: Richard D. Holahan, Jr.
                                                  Title: Secretary



                            STOCK PURCHASE AGREEMENT

                                              HUNT VENTURES, L.P.


                                              By: /s/ Fulton Murray III
                                                  ------------------------------
                                              Name: J. Fulton Murray, III
                                                    ----------------------------
                                              Title: Managing Director
                                                     ---------------------------

                                              SILICON VALLEY BANCVENTURES, L.P.

                                              By: Silicon Valley BancVentures,
                                                  Inc., Its General Partner

                                              By: /s/ Greg Becker
                                                  ------------------------------
                                              Name: Greg Becker
                                                    ----------------------------
                                              Title: Investment Manager
                                                     ---------------------------


                            STOCK PURCHASE AGREEMENT

                                                  PACIFIC CAPITAL, LLC

                                                  /s/ T. Chester Wang
                                                  ------------------------------
                                                  T. Chester Wang


                                                  /s/ James Margolis
                                                  ------------------------------
                                                  James Margolis, MD


                                                  THOMAS J. TOY & CONSTANCE
                                                  K. TOY, JTWROS

                                                  /s/ Thomas J. Toy
                                                  ------------------------------
                                                  Thomas J. Toy

                                                  /s/ Constance K. Toy
                                                  ------------------------------
                                                  Constance K. Toy


                                                  /s/ Walter M. Narajowski
                                                  ------------------------------
                                                  Walter M. Narajowski

                                                  DIECK-MCGURK AND ASSOCIATES,
                                                  LP


                                                  By: /s/ Ronald Dieck
                                                      --------------------------
                                                  Ronald Dieck, General Partner


                                                  /s/ Daniel Rubin
                                                  ------------------------------
                                                  Daniel Ruben


                                                  /s/ David Pflueger
                                                  ------------------------------
                                                  David Pflueger


                                                  /s/ James Larrick
                                                  ------------------------------
                                                  James Larrick



                            STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

                                  FIRST CLOSING

         NAME AND ADDRESS                                    SHARES              PRICE
         ----------------                                    ------              -----
J.P. Morgan Partners (SBIC), LLC                        14,545,454         $19,999,999.25
50 California Street, Suite 2940
San Francisco, CA 94111
Attn:  Rod Ferguson

With a copy to:

J.P. Morgan Partners
Official Notices Clerk
1221 Avenue of the Americas
New York, NY 10020
Facsimile:  (212) 899-3401

and

J.P. Morgan Partners (SBIC), LLC
50 California Street, Suite 2940
San Francisco, CA 94111
Attn:  Shannon Horton


New Enterprise Associates 10, Limited Partnership        7,272,728         $10,000,001.00
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Gene Trainor

Sequel Limited Partnership                                 290,909            $399,999.87
4430 Arapahoe Avenue, Suite 220
Boulder, CO 80303
Attn:  John Greff

InterWest Partners VIII, L.P.                            5,262,000          $7,235,250.00
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn:  Arnold L. Oronsky

InterWest Investors VIII, L.P.                              42,000             $57,750.00
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn:  Arnold L. Oronsky

         NAME AND ADDRESS                                    SHARES              PRICE
         ----------------                                    ------              -----
InterWest Investors Q VIII, L.P.                           150,546            $207,000.75
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn:  Arnold L. Oronsky

New Enterprise Associates 9, Limited Partnership         6,181,819          $8,500,001.13
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Gene Trainor

*J.P. Morgan Securities Inc.                               675,608
c/o Kathy Choi
225 Bush St., 4th Floor
San Francisco, CA 94104

BVCF IV, L.P.                                            2,181,819          $3,000,001.13
c/o Adam Street Partners, LLC
209 South LaSalle Street
Chicago, IL 60604
Attn:  Craig S. Taylor, Ph.D.

CMEA Life Sciences Fund, L.P.                              363,637            $500,000.87
One Embarcadero Center, Suite 3250
San Francisco, CA 94111
Attn:  Meryl L. Schreibstein

Pacific Rim Life Science No.1 Investment                   484,849            $666,667.37
Partnership
(C/O) Pacific Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan

Pacific Rim Life Science No.2 Investment                   242,424            $333,333.00
Partnership
(C/O) Pacific Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan

Both care of:
Daisuke Takahashi, Vice President, Pacific Rim
Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan
TEL: 81-3-5779-6752
FAX: 81-3-5779-6753
dta@pacificrim-ventures.com

         NAME AND ADDRESS                                    SHARES              PRICE
         ----------------                                    ------              -----
HFM Charitable Remainder Trust                             727,273          $1,000,000.30
3060 Peachtree Road NW
Nineteenth Floor
Atlanta, GA  30305
Attn: Roy M. Jones

Montagu Newhall Global Partners LP                         363,637            $500,000.87
52 Upper Brook Street
London W1K 2BU
Attention:  Rupert Montagu

David N. Low, Jr                                            18,182             $25,000.25
21 Deer Park Drive
Greenwich, CT 06831

Jim Zanze                                                    7,273             $10,000.38
2371 Broadway
San Francisco, CA. 94115

Philippe McAuliffe                                           5,819              $8,001.13
19 East 7th St., Apt. 4
New York, NY 10003

Mike Gaito                                                   3,636              $4,999.50
95 Horatio Street, Apt. 4C
New York, NY 10014

TOTAL:                                                  38,819,613         $52,448,006.80

*Shares issued in exchange for past services.

                        SECOND CLOSING - NOVEMBER 2, 2001

         NAME AND ADDRESS                                    SHARES              PRICE
         ----------------                                    ------              -----
China Development Industrial Bank Inc.                   2,181,818          $2,999,999.75
125 Naking East Road Section 5
Overseas Business Department
Taipei, 105
Taiwan
Attn: Claire Tsai, Assistant Manager

                        THIRD CLOSING - DECEMBER 27, 2001

         NAME AND ADDRESS                                    SHARES              PRICE
         ----------------                                    ------              -----
Perseus-Soros Biopharmaceutical Fund, LP                 5,818,181          $7,999,998.87
888 Seventh Avenue, 29th Floor
New York, NY  10106
Attn:  Steve Elms
       Andrew N. Schiff

with a copy to:

Perseus-Soros Biopharmaceutical Fund, L.P.
c/o Soros Fund Management LLC
888 Seventh Avenue, 31st Floor
New York, NY 10106
Attention:  Richard D. Holahan, Jr., Esq.

And

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Bruce A. Gutenplan, Esq.

Hunt Ventures, L.P.                                      1,453,818          $1,998,999.75
Suite 1500
1445 Ross Avenue
Dallas, TX  75202
Attn:  Fulton Murray
       Tom Hurtekant, Esq.

Silicon Valley BancVentures L.P.                           545,454            $749,999.25
c/o
Silicon Valley BancVentures, Inc.
Attn:  Greg Becker
3000 Sand Hill Road
Building 1, Suite 200
Menlo Park, CA 94025

Pacific Rim Capital, LLC                                    36,363             $49,999.12
2150 California Street
Mountain View, CA  94040
Attn: T. Chester Wang

James Margolis, MD                                          36,363             $49,999.12
4701 Meridian Avenue
Suite 440, Adams Building
Miami Beach, FL 33140

Thomas J. Toy & Constance K. Toy, JTWROS                    18,181             $24,998.87
331 Parrott Drive
San Mateo, CA 94402

         NAME AND ADDRESS                                    SHARES              PRICE
         ----------------                                    ------              -----
Walter M. Narajowski                                        18,181             $24,998.87
84 Blue Lagoon
Laguna Beach, CA 92651

Dieck-McGurk and Associates, LP                             18,181             $24,998.87
335 Lowell Avenue
Palo Alto, CA  94301
Attn:  Ron Dieck and Erin McGurk

Daniel Ruben                                                18,181             $24,998.87
15233 Camarillo St.
Sherman Oaks, CA 91403

David Pflueger                                              18,181             $24,998.87
Pluris Healthcare Systems
16596 W. Bayaud Dr.
Golden, CO 80401

James Larrick                                               18,181             $24,998.87
Panorama Research
2462 Wyandotte
Mt. View, CA 94043

TOTAL:                                                   7,999,265         $10,998,989.33

                                    EXHIBIT B

                              RESTATED CERTIFICATE


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT C

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



         Filed separately as Exhibit 10.8 to the Company's Registration Statement on Form S-1.

                                    EXHIBIT D

                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



         Filed separately as Exhibit 10.9 to the Company's Registration Statement on Form S-1.

                                  MYOGEN, INC.

                             FIRST AMENDMENT TO THE
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         Pursuant to Section 6.6 of the Series D Preferred Stock Purchase Agreement, by and among Myogen, Inc. (the "Company") and the Purchasers listed on Exhibit A thereto, dated as of August 21, 2001 (the "Agreement"), the Company and each of the undersigned Purchasers hereby agree, effective as of this 26th day of October, 2001 to the amendment (the "Amendment") set forth below. Capitalized terms used but not defined herein have the meanings given them in the Agreement.

                                    RECITALS

         A. The Company wishes to extend the period in which the Company may sell the additional shares of Series D Preferred Stock pursuant to the Agreement until December 31, 2001.

                                    AGREEMENT

                  The parties to the Agreement hereby agree as follows:

         1. Section 2.3 of the Agreement is hereby amended and restated to read in its entirety as set forth below:

                  "2.3 SUBSEQUENT SALES OF SHARES. At any time on or before December 31, 2001 or at such time as the Company and the holders of a majority of the Shares purchased at the First Closing (pursuant to Section 2.1) may mutually agree, the Company may sell the balance of the Shares not sold at the First Closing to such persons as may be approved by the Board of Directors of the Company (the "ADDITIONAL PURCHASERS"). All such sales made at any additional closings (each a "SUBSEQUENT CLOSING"), (i) shall be made on the terms and conditions set forth in this Agreement, (ii) the representations and warranties of the Company set forth in Section 3 hereof (and the Schedule of Exceptions) shall speak as of the First Closing and the Company shall have no obligation to update any such disclosure, (iii) the representations and warranties of the Additional Purchasers in Section 4 hereof shall speak as of such Subsequent Closing and (iv) the conditions of the Additional Purchasers' obligations at the Subsequent Closing shall be those set forth in Section 5.2 below. This Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of the Purchasers to include any Additional Purchasers. Any shares of the Company's Series D Preferred Stock sold pursuant to this Section 2.3 shall be deemed to be "Shares" for all purposes under this Agreement and any Additional Purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement. All references to a Second Closing in the Agreement shall hereinafter refer to the Subsequent Closing. "

         2. This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

         3. The undersigned Purchasers consent to a restatement of the Agreement to incorporate this Amendment.

         4. This Amendment shall be effective upon its execution by the Company and the holders of a majority of the Shares.

         5. The Amendment shall be governed and construed in accordance with the laws of the State of Colorado as though made solely among residents of the State of Colorado without regard to conflicts of law principals.


                       FIRST AMENDMENT TO THE MYOGEN, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Series D Preferred Stock Purchase Agreement as of the date set forth in the first paragraph above.


COMPANY                                       INVESTORS:

MYOGEN, INC.                                  J.P. MORGAN PARTNERS (SBIC), LLC

By: /s/ J. William Freytag                    By: /s/ Rodney A. Ferguson
   -----------------------                        ------------------------------
   J. William Freytag                         Name: Rodney A. Ferguson
   President                                  Title: Managing Director

                                              NEW ENTERPRISE ASSOCIATES 10,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 10, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  C. Richard Kramlich, General
                                                  Partner

                                              SEQUEL LIMITED PARTNERSHIP

                                              By: Sequel Venture Partners, LLC
                                                  Its General Partner

                                              By: /s/ Dan Mitchell
                                                  ------------------------------
                                                  Manager

                                              INTERWEST PARTNERS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------



                                              INTERWEST INVESTORS VII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------



                                              INTERWEST INVESTORS Q VIII, LP

                                              By:  InterWest Management Partners
                                                   VIII, LLC its general partner

                                              By:  /s/ Arnold Oronsky
                                                  ------------------------------


                       FIRST AMENDMENT TO THE MYOGEN, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                              NEW ENTERPRISE ASSOCIATES 9,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 9, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  C. Richard Kramlich,
                                                  General Partner



                                              J.P. MORGAN SECURITIES INC.

                                              By: /s/ Rodney A. Ferguson
                                                  ------------------------------
                                              Name: Rodney A. Ferguson
                                              Title:  Managing Director

                                              BVCF IV, L.P.

                                              By: J.W. Puth Associates,
                                                  LLC, its General Partner

                                              By: Brinson Venture Management,
                                                  LLC, its Attorney-in-fact

                                              By: Adams Street Partners, LLC,
                                                  as its Administrative Member

                                              By: /s/ Terry Gould
                                                  ------------------------------
                                                  Terry Gould
                                                  Partner

                                              PACIFIC RIM LIFE SCIENCE NO. 1
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              PACIFIC RIM LIFE SCIENCE NO. 2
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership, its general
                                                  partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                       FIRST AMENDMENT TO THE MYOGEN, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                              CMEA LIFE SCIENCES FUND, L.P.


                                              By:
                                                  ------------------------------
                                                  General Partner


                                              HFM CHARITABLE REMAINDER TRUST

                                              By: /s/ Roy M. Jones
                                                  ------------------------------
                                                  Roy M. Jones, Authorized Agent


                                              MONTAGU NEWHALL GLOBAL PARTNERS LP

                                              By: /s/ C. Ashton Newhall
                                                  ------------------------------
                                              Name: Ashton Newhall
                                                    ----------------------------
                                              Title: General Partner
                                                     ---------------------------



                                              ----------------------------------
                                              David N. Low, Jr.


                                              /s/ James F. Zanse
                                              ----------------------------------
                                              Jim F. Zanze



                                              ----------------------------------
                                              Philippe McAuliffe

                                              /s/ Mike Gaito
                                              ----------------------------------
                                              Mike Gaito



                       FIRST AMENDMENT TO THE MYOGEN, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                  MYOGEN, INC.

                             SECOND AMENDMENT TO THE
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         Pursuant to Section 6.6 of the Series D Preferred Stock Purchase Agreement, by and among Myogen, Inc. (the "Company") and the Purchasers listed on Exhibit A thereto, dated as of August 21, 2001, as amended on October 26, 2001 (the "Agreement"), the Company and each of the undersigned Purchasers hereby agree, effective as of this 20th day of December, 2001 to the amendment (the "Amendment") set forth below. Capitalized terms used but not defined herein have the meanings given them in the Agreement.

                                    RECITALS

                  A. The Company wishes to extend the period in which the Company may sell the additional shares of Series D Preferred Stock pursuant to the Agreement until February 15, 2002.

                  B. The Company wishes to increase the number of Shares of Series D Preferred Stock authorized for sale and issuance the Agreement to forty-nine million six hundred ninety-six (49,000,696) shares.

                                    AGREEMENT

                  The parties to the Agreement hereby agree as follows:

         1. The definition of "Shares" in the "Recitals" of the Agreement is amended to refer to an aggregate of forty-nine million six hundred ninety-six (49,000,696) shares of Series D Preferred Stock.

         2. Section 2.3 of the Agreement is hereby amended and restated to read in its entirety as set forth below:

                  "2.3 SUBSEQUENT SALES OF SHARES. At any time on or before January 15, 2002 or at such time as the Company and the holders of a majority of the Shares purchased at the First Closing (pursuant to Section 2.1) may mutually agree, the Company may sell the balance of the Shares not sold at the First Closing to such persons as may be approved by the Board of Directors of the Company (the "ADDITIONAL PURCHASERS"). All such sales made at any additional closings after December 1, 2001 (each a "SUBSEQUENT CLOSING"), (i) shall be made on the terms and conditions set forth in this Agreement, (ii) the representations and warranties of the Company set forth in Section 3 hereof (and the Schedule of Exceptions) shall speak as of the date of such Subsequent Closing, (iii) the representations and warranties of the Additional Purchasers in Section 4 hereof shall speak as of such Subsequent Closing and (iv) the conditions of the Additional Purchasers' obligations at the Subsequent Closing shall be those set forth in Section 5.2 below. This Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of the Purchasers to include any Additional Purchasers. Any shares of the Company's Series D Preferred Stock sold pursuant to this Section 2.3 shall be deemed to be "Shares" for all purposes under this Agreement and any Additional Purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement. All references to a Second Closing in the Agreement shall hereinafter refer to the Subsequent Closing. "

         3. This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

         4. The undersigned Purchasers consent to a restatement of the Agreement to incorporate this Amendment.

         5. This Amendment shall be effective upon its execution by the Company and the holders of a majority of the Shares.

         6. The Amendment shall be governed and construed in accordance with the laws of the State of Colorado as though made solely among residents of the State of Colorado without regard to conflicts of law principals.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                      SECOND AMENDMENT TO THE MYOGEN, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Series D Preferred Stock Purchase Agreement as of the date set forth in the first paragraph above.


COMPANY                                       INVESTORS:

MYOGEN, INC.                                  J.P. MORGAN PARTNERS (SBIC), LLC

By: /s/ J. William Freytag                    By: /s/ Rodney A. Ferguson
   -----------------------                        ------------------------------
   J. William Freytag                         Name: Rodney A. Ferguson
   President                                  Title: Managing Director


                                              NEW ENTERPRISE ASSOCIATES 10,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 10, Limited
                                                  Partnership

                                              /s/ C. Richard Kramlich
                                              ----------------------------------
                                              C. Richard Kramlich, General
                                              Partner

                                              SEQUEL LIMITED PARTNERSHIP

                                              By: Sequel Venture Partners, LLC
                                                  Its General Partner

                                              By: /s/ Dan Mitchell
                                                  ------------------------------
                                                  Manager

                                              INTERWEST PARTNERS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------



                                              INTERWEST INVESTORS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                                              INTERWEST INVESTORS Q VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------




                      SECOND AMENDMENT TO THE MYOGEN, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                              NEW ENTERPRISE ASSOCIATES 9,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 9, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  C. Richard Kramlich
                                                  General Partner


                                              J.P. MORGAN SECURITIES INC.

                                              By: /s/ James F. Zanse
                                                  ------------------------------
                                              Name: James F. Zanse
                                              Title: Managing Director


                                              BVCF IV, L.P.

                                              By: J.W. Puth Associates, LLC,
                                                  its General Partner

                                              By: Brinson Venture Management,
                                                  LLC, its Attorney-in-fact

                                              By: Adams Street Partners, LLC,
                                                  as its Administrative Member

                                              By: /s/ Craig S. Taylor
                                                  ------------------------------
                                                  Craig S. Taylor
                                                  Partner


                                              PACIFIC RIM LIFE SCIENCE NO. 1
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Ventures Co,
                                                  Ltd., Managing Partner of
                                                  Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership

                                              By: /s/ Mashiro Michishita
                                                  ------------------------------
                                                  Mashiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              PACIFIC RIM LIFE SCIENCE NO. 2
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Ventures Co,
                                                  Ltd., Managing Partner of
                                                  Pacific Rim Life Science
                                                  No. 1/2 Investment
                                                  Partnership

                                              By: /s/ Mashiro Michishita
                                                  ------------------------------
                                                  Mashiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                      SECOND AMENDMENT TO THE MYOGEN, INC.
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                              CMEA LIFE SCIENCES FUND, L.P.


                                              By: /s/ Signature Illegible
                                                  ------------------------------
                                                  General Partner


                                              HFM CHARITABLE REMAINDER TRUST

                                              By:
                                                  ------------------------------
                                                  Roy M. Jones, Authorized Agent


                                              MONTAGU NEWHALL GLOBAL PARTNERS LP

                                              By: /s/ C. Ashton Newhall
                                                  ------------------------------
                                              Name: Ashton Newhall
                                              Title: General Partner



                                              ----------------------------------
                                              David N. Low, Jr.


                                              /s/ James F. Zanse
                                              ----------------------------------
                                              Jim F. Zanse



                                              ----------------------------------
                                              Philippe McAuliffe


                                              ----------------------------------
                                              Mike Gaito


                                              CHINA DEVELOPMENT INDUSTRIAL
                                              BANK INC.

                                              By:
                                                  ------------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------



                       FIRST AMENDMENT TO THE MYOGEN, INC.
                THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT





                                       3